UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 1, 2024
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ARCADIUM LITHIUM PLC
(Exact name of registrant as specified in its charter)
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Bailiwick of Jersey	001-38694	98-1737136
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 12, Gateway Hub
Shannon Airport House
Shannon, Co. Clare
Ireland		V14 E370
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 353-1-6875238
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Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $1.00 per share	ALTM	New York Stock Exchange

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.

☐

ITEM 7.01. REGULATION FD DISCLOSURE
The audit report of KPMG LLP dated April 1, 2024, on the annual financial statements of Nemaska Lithium, Inc. as at and for the fiscal year ended December 31, 2022, included as Exhibit 99.1 to this Form 8-K, is the same report included in the Registrant’s annual report on Form 10-K/A for the fiscal year ended December 31, 2023, except that the auditors’ permit number, which is required pursuant to applicable provincial professional standards, was purposefully omitted in the report included in the Form 10-K/A.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
99.1    Nemaska Lithium, Inc. financial statements as at and for the fiscal year ended December 31, 2022

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARCADIUM LITHIUM PLC (Registrant)

By:	/S/ GILBERTO ANTONIAZZI
Gilberto Antoniazzi, Vice President and Chief Financial Officer
Date: April 1, 2024